Exhibit 10.7

EXECUTION COPY

AMENDMENT TO

AMENDED AND RESTATED

CERTIFICATE PURCHASE AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED CERTIFICATE PURCHASE AGREEMENT (this “Amendment”) dated as of November 10, 2009, is entered into among Navistar Financial Securities Corporation (the “Seller”), Navistar Financial Corporation (“Servicer”), Kitty Hawk Funding Corporation, (“KHFC”), as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp., “Liberty Street”), as a Conduit Purchaser, The Bank of Nova Scotia (“BNS”), as a Managing Agent and a Committed Purchaser, and Bank of America, National Association (“Bank of America”), as a Managing Agent, the Administrative Agent and a Committed Purchaser.

R E C I T A L S

A. The Seller, the Servicer, KHFC, Liberty Street, BNS and Bank of America are parties to that certain Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004 (as amended, supplemented or otherwise modified through the date hereof, the “Agreement”).

B. Such parties desire to amend the Agreement as hereafter set forth.

C. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendments to Agreement. By their signatures hereto, each of the parties hereto hereby agrees that the Agreement is hereby amended as set forth in this Section 1.

(A) The initial “Commitment” of each Committed Purchaser described in clause (b) of the definition of “Commitment” by reference to the signature pages to the Agreement shall be deemed to refer to the “Commitments” of each Committed Purchaser set forth on the signature pages to this Amendment.

(B) Section 2.05 of the Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 2.05 Reduction of Maximum Funded Amount. The Seller may reduce in whole or in part the Maximum Funded Amount (but not below the Invested Amount) by giving the Administrative Agent (with a copy to each Managing Agent) written notice thereof at least five Business Days before such reduction is to take place; provided, however, that any partial reduction shall be in an aggregate amount of $10,000,000, or any integral multiples of $5,000,000 in excess thereof. Any such reduction in the Maximum Funded Amount shall be permanent and shall be allocated between the Purchaser Groups on a pro rata basis.

2. Purchase Expiration Date. Notwithstanding anything contained in the Agreement, unless on or prior to March 30, 2010, the Series 2000-VFC Certificates shall be refinanced by a series of asset-backed notes issued by Navistar Financial Dealer Note Master Owner Trust to the Purchasers on terms no less favorable to the Purchasers than the most favorable terms applicable to either the Series 2009-1 Notes issued by Navistar Financial Dealer Note Master Owner Trust (the “Series 2009-1 Notes”) or the Series 2000-VFC Certificates, then upon written notice from the Administrative Agent or any Managing Agent to the Servicer the Purchase Expiration Date shall be deemed to be the Business Day after the Servicer shall receive such notice; provided that at the Administrative Agent’s discretion, rather than refinancing the Series 2000-VFC Certificates, the existing documentation for Series 2000-VFC may instead be amended and restated to achieve similar business terms; and provided, further, if a Series of variable funding notes cannot be issued by Navistar Financial Dealer Note Master Owner Trust, without the consent of the holders of the outstanding Series 2009-1 Notes, then the parties agree that the Series 2000-VFC Certificates shall be amended so that the terms applicable to the Series 2000-VFC Certificates are no less favorable to the Purchasers than the most favorable terms applicable to either the Series 2009-1 Notes or the Series 2000-VFC Certificates. The parties hereto shall use commercially reasonable efforts to negotiate the terms of such refinancing or amendment and restatement, as applicable, on or prior to March 30, 2010.

3. Representations and Warranties. The Seller hereby represents and warrants to KHFC, Liberty Street, BNS and Bank of America that, after giving effect to this Amendment, no potential Early Amortization Event or Early Amortization Event has occurred and is now continuing, and NFC hereby represents and warrants that, after giving effect to this Amendment, no potential Early Amortization Event or Early Amortization Event or Servicer Termination Event has occurred and is now continuing.

4. Effect of Amendment. All provisions of the Agreement, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement in the Agreement or in any other document relating to the Seller’s securitization program shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

5. Conditions Precedent. The effectiveness of this Amendment is subject to (i) receipt of a certificate of the Seller and of the Servicer, each dated the date hereof, as to due execution, incumbency, good standing and other customary corporate matters and (ii) the execution and delivery of Amendment No. 5 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement in form and substance satisfactory to each Managing Agent and its counsel.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

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7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[signatures on next page]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION, as Seller

By:	/s/ William V. McMenamin
Name:	William V. McMenamin
Title:	V.P., CFO & Treasurer

NAVISTAR FINANCIAL CORPORATION, as Servicer

By:	/s/ William V. McMenamin
Name:	William V. McMenamin
Title:	V.P., CFO & Treasurer

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KITTY HAWK FUNDING CORPORATION, as a Conduit Purchaser for the KHFC Purchaser Group

By:	/s/ Philip A. Martone
Name:	Philip A. Martone
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Matt Zimmerman
Name:	Matt Zimmerman
Title:	Vice President

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BANK OF AMERICA, NATIONAL ASSOCIATION, as a Committed Purchaser and Managing Agent for the KHFC Purchaser Group

By:	/s/ Matt Zimmerman
Name:	Matt Zimmerman
Title:	Vice President

Commitment $250,000,000

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THE BANK OF NOVA SCOTIA,
as a Committed Purchaser and Managing Agent for the Liberty Street Purchaser Group

By:	/s/ Darren Ward
Name:	Darren Ward
Title:	Director

Commitment $250,000,000

LIBERTY STREET FUNDING LLC,
as a Conduit Purchaser for the Liberty Street Purchaser Group

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

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